UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

abrdn Global Dynamic Dividend Fund
abrdn Total Dynamic Dividend Fund
abrdn Global Premier Properties Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABRDN GLOBAL DYNAMIC DIVIDEND FUND
ABRDN TOTAL DYNAMIC DIVIDEND FUND
ABRDN GLOBAL PREMIER PROPERTIES FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To be held on May 27, 2026

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund and abrdn Global Premier Properties Fund (each, a "Fund," and collectively, the "Funds") and any adjournments or postponements thereof will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") on the following dates and at the following times:

abrdn Global Dynamic Dividend Fund (NYSE: AGD)	May 27, 2026	9:00 a.m. Eastern Time
abrdn Total Dynamic Dividend Fund (NYSE: AOD)	May 27, 2026	9:00 a.m. Eastern Time
abrdn Global Premier Properties Fund (NYSE: AWP)	May 27, 2026	9:00 a.m. Eastern Time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each, a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

AGD — To elect two Class III Trustees to serve until the 2029 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AOD — To elect two Class III Trustees to serve until the 2029 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AWP — To elect two Class III Trustees to serve until the 2029 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on April 1, 2026 (the "Record Date"). Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 13, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on Wednesday, May 27, 2026: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeenagd.com (for AGD) http://www.aberdeenaod.com (for AOD) and http://www.aberdeenawp.com (for AWP). On each Fund's website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Global Dynamic Dividend Fund
abrdn Total Dynamic Dividend Fund
abrdn Global Premier Properties Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 7, 2026
Philadelphia, Pennsylvania

ABRDN GLOBAL DYNAMIC DIVIDEND FUND ("AGD")
ABRDN TOTAL DYNAMIC DIVIDEND FUND ("AOD")
ABRDN GLOBAL PREMIER PROPERTIES FUND ("AWP")
(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on May 27, 2026

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Trustees (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") and at any adjournments or postponements thereof to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on the following dates and at the following times:

abrdn Global Dynamic Dividend Fund (NYSE: AGD)	May 27, 2026	9:00 a.m. Eastern Time
abrdn Total Dynamic Dividend Fund (NYSE: AOD)	May 27, 2026	9:00 a.m. Eastern Time
abrdn Global Premier Properties Fund (NYSE: AWP)	May 27, 2026	9:00 a.m. Eastern Time

A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy Card") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed on or about April 13, 2026 to shareholders of record as of April 1, 2026.

The purpose of each Meeting is to consider and act upon the following proposals (each a "Proposal"), as applicable to each Fund:

AGD — To elect two Class III Trustees to serve until the 2029 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AOD — To elect two Class III Trustees to serve until the 2029 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

AWP — To elect two Class III Trustees to serve until the 2029 Annual Meeting of Shareholders, or until such Trustee's successor is duly elected and qualified.

All properly executed proxies received prior to a Meeting will be voted at that Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending a Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on the Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

In order to transact business at the Meetings, a "quorum" must be present for each Meeting. Under each Fund's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the respective Fund on the record date. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at a Meeting.

The election of a Trustee to a Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present or represented by proxy at a Meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes. There will be no cumulative voting with respect to the proposal. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of the Trustees. All properly executed proxies received prior to the Meetings will be voted, at the Meetings or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Meetings on which no vote is indicated will be voted "FOR" the election of the Trustees.

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. Under the rules of the New York Stock Exchange ("NYSE"), such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by a Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Each Proposal is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal.

The chair of a Meeting shall have the power to adjourn the Meeting without further notice other than announcement at that Meeting. Each Board of Trustees also has the power to postpone a Meeting to a later date and/or time in advance of the Meeting. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at a Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

Written notice of an adjournment of a Meeting, stating the place, date and hour thereof, shall be given to each shareholder entitled to vote thereat at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred twenty (120) days after the original Record Date set for the Meeting.

We will admit to each Meeting (1) all shareholders of record on April 1, 2026 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend a Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at a Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on April 1, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof.

Each Fund has one class of shares, no par value per share. Each share of a Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

AGD	26,118,747.973
AOD	105,446,495.798
AWP	30,629,549.000

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on Wednesday, May 27, 2026: The Proxy Materials and each Fund's most recent annual report for the fiscal year ended October 31, 2025 are available on the Internet at http://www.aberdeenagd.com (for AGD) http://www.aberdeenaod.com (for AOD) and http://www.aberdeenawp.com (for AWP). Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2025 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend a Meeting.

The Election of Class III Trustees

Pursuant to each Fund's Agreement and Declaration of Trust, each Board is divided into three classes, in as equal a number as possible, each of which will serve for three years, with one class being elected each year. If elected, each nominee is entitled to hold office until a Fund's Annual Meeting of Shareholders held in the year in which his term expires, as noted below, or until his or her successor is elected and qualified. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of a Fund, the Fund's investment adviser, abrdn Investments Limited (the "Investment Adviser") or, with respect to abrdn Global Premier Properties Fund, the Fund's investment sub-adviser, abrdn Inc. (the "Sub-Adviser"), are referred to in this Joint Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Joint Proxy Statement as "Independent Trustees."

Each Board, including the Independent Trustees, upon the recommendation of such Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following nominees as Trustees to its Board:

abrdn Global Dynamic Dividend Fund	Christian Pittard (Class III Trustee, 3-year term ending 2029)
Nancy Yao (Class III Trustee, 3-year term ending 2029)
abrdn Total Dynamic Dividend Fund	Christian Pittard (Class III Trustee, 3-year term ending 2029)
Nancy Yao (Class III Trustee, 3-year term ending 2029)
abrdn Global Premier Properties Fund	Christian Pittard (Class III Trustee, 3-year term ending 2029)
Nancy Yao (Class III Trustee, 3-year term ending 2029)

Each nominee has indicated an intention to serve as Trustee if elected and have consented to be named in this Joint Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of the nominees for each Class III Trustee to serve for a three-year term. Each Board knows of no reason why the nominees would be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as such Board may recommend.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE.

The following tables sets forth certain information regarding the nominees for election as Trustees to the Boards of the Funds, and Trustees whose terms of office continue beyond the Meetings, and the principal officers of the Funds. Consistent with the Board's retirement policy, P. Gerald Malone, currently a Class II Trustee of each Fund, is retiring effective as of this Meeting. abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as "Aberdeen" in the tables below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee**
Nominee for Independent Trustee:
Nancy Yao***† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2029, if elected, for each Fund Trustee of each Fund since 2018

Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA, and the Yale-China Association. She is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

				8 Registrants consisting of 8 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee**
Independent Trustees whose terms of office continue beyond the Meetings:
Todd Reit***† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board††; Class II Trustee	Term expires 2028 for each Fund Trustee of each Fund since 2023

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

				10 Registrants consisting of 10 Portfolios	None.
John Sievwright***† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027 for each Fund Trustee of each Fund since 2018

Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc, (2017-2018) (financial).

				6 Registrants consisting of 7 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee**
Nominee for Interested Trustee:
Christian Pittard††† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Class III Trustee and Vice President of each Fund	Term expires 2029, if elected, for each Fund Trustee of each Fund since 2024

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.

				12 Registrants consisting of 12 Portfolios	None.

*  As of the date of this proxy statement, the Fund Complex has a total of 17 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., Aberdeen India Fund, Inc (formerly, The India Fund, Inc), abrdn Emerging Markets ex-China Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 16 portfolios) and abrdn ETFs (which consists of 2 portfolios).

**  Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit Committee.

††  Effective as of the Meeting Date.

†††  Deemed to be an Interested Trustee of each Fund because of his position held with Aberdeen Group plc, the parent company of the Funds' Investment Adviser and Sub-Adviser, as applicable.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Each Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the

Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Trustee can make to the respective Board on which he or she serves and to the Fund(s).

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund(s) and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Reit, banking and asset management experience and experience as a board member; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Pittard, his experience as head of closed-end funds for an affiliate of the Investment Adviser. Each Trustee also has experience as a trustee or director of other funds with the Aberdeen Fund Complex.

Each Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level as a whole, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the respective Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out a Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

The executive officers of the Funds are chosen annually to hold office until the next year and until their successors are chosen and qualified. The current executive officers of the Funds who do not concurrently serve as a Trustee are:

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least Past Five Years
Joshua Duitz** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President of AGD and AOD	Since 2018	Currently, Head of Global Income at Aberdeen. Mr. Duitz joined Aberdeen. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer of the Funds	Treasurer and Chief Financial Officer Since 2023. Fund Officer Since 2018.	Currently, Director Product Management for Aberdeen. Ms.Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least Past Five Years
Katie Gebauer** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer of rhe Funds	Chief Compliance Officer Since 2025 Fund Officer Since 2023

Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.

Alan Goodson** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Chief Executive Officer and President of the Funds	Since 2018

Currently, Executive Director and Head of Product & Client Solutions—Americas for Aberdeen, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined Aberdeen in 2000.

Svitlana Gubriy** c/o abrdn 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President of AWP	Since 2018	Currently, Head of Listed Funds—Real Estate Global Investment Strategy at Aberdeen. Ms. Gubriy joined Aberdeen in 2005.
Heather Hasson** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President of the Funds	Since 2022. Fund officer since 2018	Currently, Senior Product Development Manager for Aberdeen. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined Aberdeen in 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2022	Currently, Senior Product Governance Manager—US for Aberdeen. Mr. Hepp joined Aberdeen in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Funds	Since 2018	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of the Funds	Since 2022	Currently, Senior Product Manager—US for Aberdeen. Mr. Marsico joined Aberdeen in 2014.
Heather Reilly* c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth:1968	Vice President of the Funds	Since 2025	Currently, Senior Product Governance Manager for Aberdeen. Ms. Reilly joined Aberdeen in 2022.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least Past Five Years
Kolotioloma Silue** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President of the Funds	Since 2024	Currently, Senior Product Manager for Aberdeen. Mr. Silue Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2018

Currently, Vice President and U.S. Counsel—Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.

Michael Taggart** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President of the Funds	Since 2024

Currently, Head of Closed-End Fund Investor Relations at Aberdeen. since 2023. Prior to that, he was Vice President of Investment Research and Head of Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of March 16, 2026

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Nominee for Independent Trustee:
Nancy Yao	AGD: $10,001 — $50,000	Over $100,000
AOD: $10,001 — $50,000
AWP: $1 — $10,000
Independent Trustees:
Todd Reit	AGD: $10,001 — $50,000	Over $100,000
AOD: $10,001 — $50,000
AWP: $10,001 — $50,000
John Sievwright	AGD: $10,000 — $50,000	Over $100,000
AOD: $10,001 — $50,000
AWP: $10,000 — $50,000

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Nominee for Interested Trustee:
Christian Pittard	AGD: None	None
AOD: None
AWP: None

(1)  This information has been furnished by each Trustee. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser, or an affiliate of the Investment Adviser, and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 16, 2026, each Fund's Trustees and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of March 16, 2026, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Sub-Adviser (as applicable) or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Sub-Adviser (as applicable).

Mr. Goodson and Ms. Ferrari serve as executive officers of the Funds. As of March 16, 2026, Mr. Goodson and Ms. Ferrari did not own shares of the Funds.

BOARD AND COMMITTEE STRUCTURE

As of the Meeting, the Board of each Fund is composed of four Trustees, three of whom are Independent Trustees. Each Fund divides the Board into three classes, with each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three-year term.

As of the Meeting, the Board has appointed Mr. Reit, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of a Board, generally.

Each Board holds regular quarterly meetings to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (the "Nominating Committee") (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Board believes the Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

Each Nominating Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the NYSE listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board and Committee Meetings in Fiscal Year 2025

During the Funds' fiscal year ended October 31, 2025, the Boards of AGD, AOD and AWP each held five regular meetings. The Audit Committees of AGD, AOD and AWP each held four meetings; and the Nominating Committees of AGD, AOD and AWP each held one meeting. During the fiscal year ended October 31, 2025, each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Audit Committee

Each Board has an Audit Committee consisting of Independent Trustees. In addition, the members of the Audit Committees are also "independent," as defined in the Funds' written Audit Committee Charters. As of the Meeting, the members of each Audit Committee are Messrs. Reit and Sievwright and Ms. Yao. Mr. Sievwright serves as the Chair of each Audit Committee and the Board has determined that Mr. Sievwright is an "audit committee financial expert," as defined in Section 401(h) of Regulation S-K.

The Audit Committees have each adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the members of the Boards who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), for their ratification, the selection, retention or termination, of the Funds' independent auditor and, in connection therewith, evaluate the terms of the engagements (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Funds, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committees shall review in advance, and consider approval of, any and all proposals by Funds' management or the Investment Adviser that the Funds, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Funds and to consider whether such services are consistent with the independent auditor's independence. The written Charters for the Audit Committees are available at the Funds' websites at http://www.aberdeenagd.com (for AGD), http://www.aberdeenaod.com (for AOD) and http://www.aberdeenawp.com (for AWP).

Service providers to the Funds, primarily the Investment Adviser, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Funds, the Boards oversee risk management of the Funds' investment program and business affairs. Oversight of the risk management process is part of the Boards' general oversight of the Funds and their service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

Each Board has a Nominating and Corporate Governance Committee (the "Nominating Committee") consisting of Independent Trustees to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. As of the Meeting, the members of each Nominating Committee are Messrs. Reit and Sievwright and Ms. Yao. Mr.Reit serves as Chair of each Nominating Committee.

Each Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committees may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates.

The Nominating Committees shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by shareholders of the Fund. In order for the Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's Charter and in the Fund's organizational documents in order to recommend a candidate.

The Board has adopted a written Charter for the Nominating Committee, which is available at the Funds' websites at http://www.aberdeenagd.com (for AGD) http://www.aberdeenaod.com (for AOD) and http://www.aberdeenawp.com (for AWP).

Board Oversight of Risk Management

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Funds' Investment Adviser, who carry out the Funds' investment management and business affairs and other service providers in connection with the services they provide to the Funds. The Investment Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and Sub-Adviser (as applicable) and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, legal counsel to the Funds, including Counsel to the Independent Trustees, and internal auditors, as appropriate, relating to the operations of the Funds. Each Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@aberdeenplc.com.

Trustees Attendance at Annual Meetings of Shareholders

The Funds have not established a policy with respect to Trustee attendance at annual meetings of shareholders. The prior year's annual meetings of shareholders were attended by one Trustee.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION
REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 10, 2025, the Board of each Fund, including a majority of the Trustees who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for each Fund for the fiscal year ending October 31, 2026. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meetings, a representative of KPMG will be present by telephone at the Meetings to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Each Fund's financial statements for the fiscal year ended October 31, 2025 were audited by KPMG. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. The Audit Committees have discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the respective Board that the audited financial statements of each Fund for the fiscal year ended October 31, 2025 be included in each Fund's most recent annual report filed with the SEC.

John Sievwright, Chair of the Audit Committee
Nancy Yao, Member of the Audit Committee
P. Gerald Malone, Member of the Audit Committee

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds' two most recent fiscal years ended October 31:

	2025			2024
	AGD	AOD	AWP	AGD	AOD	AWP
Audit Fees(1)	$55,200	$74,000	$68,100	$39,000	$71,800	$64,800
Audit-Related Fees(2)	—	—	—	—	—	—
Tax Fees(3)	$0	$0	$0	$0	$0	$0
All Other Fees(4)	—	—		—	—
Total	$55,200	$74,000	$68,100	$39,000	$71,800	$64,800

(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)  "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)  "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees".

All of the services described in the table above were pre-approved by the relevant Audit Committee.

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to each Fund's Investment Adviser, and any service provider to a Fund controlling, controlled by or under common control with each Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG billed during the Funds' last two fiscal years for non-audit services to the Funds, the Investment Adviser, and a Covered Service Provider:

Fund	Fiscal Year Ended	Total Non-Audit Fees Billed to Fund*	Total Non-Audit Fees billed to Investment Adviser and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Investment Adviser and Covered Service Providers (all other engagements)	Total
AGD	October 31, 2025	$0	$0	$1,253,744	$1,253,744
	October 31, 2024	$0	$0	$629,124	$629,124
AOD	October 31, 2025	$0	$0	$1,253,744	$1,253,744
	October 31, 2024	$0	$0	$629,124	$629,124
AWP	October 31, 2025	$0	$0	$1,253,744	$1,253,744
	October 31, 2024	$0	$0	$629,124	$629,124

*  "Non-Audit Fees billed to Fund" for both fiscal years represent "Tax Fees" and "All Other Fees" billed to Funds in their respective amounts from the previous table.

Each Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Independent Trustees and to the Board for their ratification, the selection, retention or termination of, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons to employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser and any entity controlling, controlled by, or under common control with any Covered Service Provider that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independent auditor's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees from the Funds and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2025. All officers of the Funds are employees of and are compensated by abrdn Inc., the Funds' administrator, or an affiliate. None of the Funds' executive officers or Trustees who are also officers or directors of abrdn Inc., the Investment Adviser or an affiliate received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Trustee:	Aggregate Compensation from the Funds for Fiscal Year Ended October 31, 2025			Total Compensation from Fund and Fund Complex Paid to Trustees*
	AGD	AOD	AWP
Nominees for Independent Trustee:
Nancy Yao	$17,370.30	$32,880,42	$18,663.25	$410,021.20
Independent Trustees:
P. Gerald Malone**	$22,809.82	$43,216.19	$24,513.64	$621,542.38
Todd Reit	$16,338.23	$30,916.92	$17,558.81	$320,053.95
John Sievwright	$20,802.78	$39402.56	$22,355.03	$313,596.06
Nominee for Interested Trustees:
Christian Pittard†	N/A	N/A	N/A	N/A

*  See the "Trustees" table for the number of funds within the Fund Complex that each Trustee services.

**  Consistent with the Board's retirement policy, Mr. P. Gerald Malone is retiring effective as of this Meeting

†  Mr. Pittard is considered an Interested Trustee.

Relationship of Trustees or Nominees with the Investment Adviser abrdn Investments Limited serves as the Investment Adviser to each Fund pursuant to individual advisory agreements dated May 4, 2018. The Investment Adviser with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1XL, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. The Investment Adviser provides equity, fixed income and real estate advisory services, as well as alternative strategies. Mr. Pittard, a Trustee of the Fund, is employed by the Investment Adviser.

abrdn Inc. serves as Sub-Adviser to AWP pursuant to a sub-advisory agreement dated May 4, 2018 and Administrator to the Funds pursuant to an administration agreement dated May 4, 2018. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Investment Adviser and abrdn Inc. are each indirect subsidiaries of Aberdeen Group plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland.

In rendering investment advisory services, abrdn Inc. and the Investment Adviser may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Aberdeen Group plc affiliates, including the Funds, as associated persons of the Investment Adviser and Sub-Adviser (as applicable). No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Trustees, certain officers and directors of the Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of the Funds' outstanding securities to electronically file reports of ownership of the Funds' securities and changes in such ownership with the SEC and the NYSE.

Based solely on each Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of each Fund, during the fiscal year ended October 31, 2025, each Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a) except that a late Form 4 filing was submitted for each of Nancy Yao and Todd Reit, Trustees of the Fund, with respect to an open-market purchase of AWP shares and a late Form 4 filing was submitted for Nancy Yao, a Trustee of the Fund, with respect to an open-market purchase of AOD shares.

ADDITIONAL INFORMATION

Sub-Administrator. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as sub-administrator to the Funds.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of each Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Funds, the Investment Adviser, abrdn Inc. or its affiliates.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 per Fund and be reimbursed for its reasonable expenses, which are estimated to be $825 — $1,350 for each Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about April 13, 2026. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain shareholders of a Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of March 16, 2026, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Funds because they possessed or shared voting or investment power with respect to a Fund's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
AGD	Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,378,310	17.60%
AOD	Common Stock	Morgan Stanley** 1585 Broadway New York, NY 10036 Parametric Portfolio Associates** 800 Fifth Avenue, Suite 2800 Seattle, WA 98104	10,041,703	9.50%

*  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

**  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

Shareholder Proposals.

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Funds' proxy statement and form of proxy for the annual meetings of shareholders to be held in 2026 should be received by the Secretary of the Funds no later than 120 calendar days prior to April 13, 2027 (the first anniversary of the date of the release of this year's proxy statement). There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Funds' proxy materials is referred to Rule 14a-8 under the 1934 Act.

Non-Rule 14a-8 proposals of business to be considered by the Funds' shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Boards of Trustees or (2) by any shareholder of a Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Funds' By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with the By-Laws. Pursuant to each Fund's By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Funds and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under a Fund's By-Laws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made; the public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

In accordance with Rule 14a-4(c), each Fund may exercise discretionary voting authority with respect to any shareholder proposals for the Annual Meetings not included in the proxy statement and form of proxy card which are not submitted to the Funds within the timeframe indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy card.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Joint Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

The Investment Adviser knows of no business to be presented at the Meetings, other than the Proposals set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Global Dynamic Dividend Fund
abrdn Total Dynamic Dividend Fund
abrdn Global Premier Properties Fund

PROXYEVERY VOTE IS IMPORTANT ABRDN GLOBAL PREMIER PROPERTIES FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN GLOBAL PREMIER PROPERTIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Global Premier Properties Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 27, 2026, at 9:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AWP_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Global Premier Properties Fund Shareholders Meeting to be held on May 27, 2026, at 9:00 a.m. (Eastern Time) The Joint Proxy Statement for this meeting is available at: http://www.aberdeenawp.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL. 1. To elect two Class III Trustees of the Fund, to hold office until the 2029 Annual Meeting of Shareholders. FOR WITHHOLD 01. Christian Pittard 02. Nancy Yao B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AWP 35086 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT ABRDN GLOBAL DYNAMIC DIVIDEND FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN GLOBAL DYNAMIC DIVIDEND FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Global Dynamic Dividend Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 27, 2026, at 9:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AGD_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Global Dynamic Dividend Fund Shareholders Meeting to be held on May 27, 2026, at 9:00 a.m. (Eastern Time) The Joint Proxy Statement for this meeting is available at: http://www.aberdeenagd.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL. 1. To elect two Class III Trustees of the Fund, to hold office until the 2029 Annual Meeting of Shareholders. FOR WITHHOLD 01. Christian Pittard 02. Nancy Yao B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AGD 35086 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT ABRDN TOTAL DYNAMIC DIVIDEND FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN TOTAL DYNAMIC DIVIDEND FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Total Dynamic Dividend Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 27, 2026 at 9:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Joint Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AOD_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Total Dynamic Dividend Fund Shareholders Meeting to be held on May 27, 2026, at 9:00 a.m. (Eastern Time) The Joint Proxy Statement for this meeting is available at: http://www.aberdeenaod.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL. 1. To elect two Class III Trustees of the Fund, to hold office until the 2029 Annual Meeting of Shareholders. FOR WITHHOLD 01. Christian Pittard 02. Nancy Yao B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AOD 35086 xxxxxxxx / /